FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


        Due Period Ending                                     DECEMBER 31, 1997
        Determination Date                                    JANUARY 7, 1998
        Distribution Date                                     JANUARY 15, 1998

                                                                 ----------
        Class A Accumulation Period ("Y" or "N")?                     N
                                                                 ----------
                                                                 ----------
        Class B Accumulation Period ("Y" or "N")?                     N
                                                                 ----------
                                                                 ----------
        Early Amortization Period ("Y" or "N")?                       N
                                                                 ----------
                                                                 ----------
        Class B Investor Amount paid in full ("Y" or "N")?            N
                                                                 ----------


        MASTER TRUST INFORMATION

        Receivables

        1.   The aggregate amount of Eligible Receivables as of the end of
             the last day of the relevant Due Period                                           $    1,103,270,112.23

        2.   The aggregate amount of Principal Receivables as of the end
             of the last day of the relevant Due Period                                        $    1,077,698,827.35

        3.   The aggregate amount of Finance Charge Receivables as of
             the end of the last day of the relevant Due Period                                $       25,571,284.88

        4.   The aggregate amount of Discount Option Receivables as of
                                                                                                  ------------------
             the last day of the relevant Due Period                                           $                0.00
                                                                                                  ------------------

        5.   The Transferor Amount as of the end of the last day of the
             relevant Due Period                                                               $      103,198,827.35

        6.   The minimum Transferor Amount as of the end of the last
             day of the relevant Due Period                                                    $       37,387,871.85

        7.   The Excess Funding Account Balance as of the end of the
             last day of the relevant Due Period                                               $                0.00

        8.   The aggregate principal balance of Receivables determined to be
             Receivables of Defaulted Accounts for the relevant Due Period                     $        8,722,349.46

        9.   The aggregate amount of Recoveries for the relevant Due Period                    $        1,178,549.70

        10.  The Default Amount for the relevant Due Period                                             7,543,799.76
                                                                                                        7,543,799.76

        Collections

        11.  The aggregate amount of Collections of Principal Receivables
             for the relevant Due Period                                                       $      107,400,430.68

        12.  The aggregate amount of Collections of Finance Charge
             Receivables for the relevant Due Period                                           $       18,508,345.15

        13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
             Account for the relevant Due Period                                               $                0.00

        14.  The aggregate amount of Collections processed for the relevant
             Due Period (sum of lines 9+11+12+13)                                              $      127,087,325.53

                                                                                                  ------------------
        15.  The average Discount Percentage for the relevant Due Period                       %                0.00%
                                                                                                  ------------------


        Invested Amounts

        16.  The Series 1994-1 Invested Amount as of the end of the last                               49,500,000
             day of the relevant Due Period                                                    $       49,500,000

        17.  The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      308,000,000.00
                        b.  Class B                                                            $       36,000,000.00
                        c.  Collateral Indebtedness Interest                                   $       50,000,000.00
                        d. Class D                                                             $        6,000,000.00
                                                                                                  ------------------
                        e.  Total Invested Amount (sum of a - d)                               $      400,000,000.00
                                                                                                      400,000,000.00
        18.  The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      216,000,000
                        b.  Class B                                                            $       30,000,000
                        c.  Collateral Indebtedness Interest                                   $       39,000,000
                        d. Class D                                                             $       15,000,000
                        e.  Total Invested Amount (sum of a - d)                               $      300,000,000
                                                                                                      300,000,000

        19.  The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      162,000,000
                        b.  Class B                                                            $       22,500,000
                        c.  Collateral Indebtedness Interest                                   $       29,250,000
                        d. Class D                                                             $       11,250,000
                        e.  Total Invested Amount (sum of a - d)                               $      225,000,000
                                                                                                      225,000,000

        20.  The aggregate Invested Amount across all series of Investor
             Certificates outstanding as of the end of the last day of the
             relevant Due Period                                                               $      974,500,000
                                                                                                      974,500,000

        Investor Amounts

        21.  The Series 1994-1 Investor Amount as of the end of the last
             day of the relevant Due Period                                                    $       49,500,000

        22.  The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      308,000,000.00
                        b.  Class B                                                            $       36,000,000.00
                        c.  Collateral Indebtedness Interest                                   $       50,000,000.00
                        d. Class D                                                             $        6,000,000.00
                                                                                                  ------------------
                        e.  Total Investor Amount (sum of a - d)                               $      400,000,000.00
                                                                                                      400,000,000.00
        23.  The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      216,000,000.00
                        b.  Class B                                                            $       30,000,000.00
                        c.  Collateral Indebtedness Interest                                   $       39,000,000.00
                        d. Class D                                                             $       15,000,000.00
                                                                                                  ------------------
                        e.  Total Investor Amount (sum of a - d)                               $      300,000,000.00
                                                                                                      300,000,000.00

        24.  The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                        a.  Class A                                                            $      162,000,000.00
                        b.  Class B                                                            $       22,500,000.00
                        c.  Collateral Indebtedness Interest                                   $       29,250,000.00
                        d. Class D                                                             $       11,250,000.00
                                                                                                  ------------------
                        e.  Total Investor Amount (sum of a - d)                               $      225,000,000.00
                                                                                                      225,000,000.00

        25.  The aggregate Investor Amount across all series of Investor
             Certificates outstanding as of the end of the last day of the
             relevant Due Period                                                               $      974,500,000.00


        Series 1996-1 Allocation Percentages

        26.  The Fixed Percentage with respect to the relevant
             Due Period
                        a.  Class A                                                            %                0.00%
                        b.  Class B                                                            %                0.00%
                        c.  Collateral Indebtedness Interest                                   %                0.00%
                        d.  Class D                                                            %                0.00%
                                                                                                  ------------------
                        e.  Series 1996-1 Total                                                                 0.00%
                                                                                                  ------------------

        27.  The Floating Percentage with respect to the relevant
             Due Period
                        a.  Class A                                                            %               16.26%
                        b.  Class B                                                            %                2.26%
                        c.  Collateral Indebtedness Interest                                   %                2.94%
                        d.  Class D                                                            %                1.13%
                                                                                                  ------------------
                        e.  Series 1996-1 Total                                                                22.58%
                                                                                                  ------------------


        Allocation of Collections

        28.  The Series 1996-1 allocation of Collections of Principal
             Receivables for the relevant Due Period (line 27 times
             line 11)
                        a.  Class A                                                            $       17,463,135.66
                        b.  Class B                                                            $        2,425,435.51
                        c.  Collateral Indebtedness Interest                                   $        3,153,066.16
                        d.  Class D                                                            $        1,212,717.75
                                                                                                  ------------------
                        e.  Series 1996-1 Total                                                $       24,254,355.08
                                                                                                  ------------------
                                                                                                       24,254,355.08

        29.  The Series 1996-1 allocation of Collections of Finance
             Charge Receivables for the relevant Due Period (line 27
             times line 12)
                        a.  Class A                                                            $        3,009,426.86
                        b.  Class B                                                            $          417,975.95
                        c.  Collateral Indebtedness Interest                                   $          543,368.74
                        d.  Class D                                                            $          208,987.98
                                                                                                  ------------------
                        e.  Series 1996-1 Total                                                $        4,179,759.53
                                                                                                  ------------------
                                                                                                        4,179,759.53

        Portfolio Yield and Deliquencies

        30.  The Portfolio Yield for the relevant Due Period (including
             Shared Excess Finance Charge Collections, if allocated)
             with respect to Series 1996-1                                                     %               14.57%

        31.  The 3-month average Portfolio Yield for the three most recent
             Due Periods                                                                       %               13.20%

        32.  The Base Rate for the relevant Due Period                                         %                8.25%

        33.  The 3-month average Base Rate for the three most recent
             Due Periods                                                                       %                8.04%

        34.  Average Portfolio Yield less average Base Rate                                    %                5.16%

        35.  The amount of Shared Excess Finance Charge Collections allocable to Series 1996-1 with respect to any Finance Charge
             Shortfall in such Series for the relevant Due Period                              $          256,246.25

        36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                  ------------------
                             (a)     Delinquent 31 to 60 days                                  $       26,346,822.48
                                                                                                  ------------------
                             (b)     Delinquent 61 to 90 days                                  $       15,557,452.37
                                                                                                  ------------------
                             (c)     Delinquent 91 days or more                                $       30,783,320.79
                                                                                                  ------------------


        Determination of Monthly Interest

        37.  Class A Monthly Interest:
                        a.  Class A Monthly Interest                                           $          857,990.57
                        b.  Funds allocated and available to pay Class A
                             Monthly Interest for relevant Due Period (4.3a)                   $        3,009,426.86
                        c.  Class A Interest Shortfall (a less b)                              $                0.00
                        d.  Class A Additional Interest                                        $                0.00

        38.  Class B Monthly Interest:
                        a.  Class B Monthly Interest                                           $          123,621.61
                        b.  Funds allocated and available to pay Class B
                             Monthly Interest for relevant Due Period (4.3b)                   $          417,975.95
                        c.  Class B Interest Shortfall (a less b)                              $                0.00
                        d.  Class B Additional Interest                                        $                0.00

        39.  Collateral Monthly Interest and Class D Monthly Interest:
                        a.  Collateral/Class D Monthly Interest                                $          229,493.89
                        b.  Funds allocated and available to pay Collateral/
                             Class D Monthly Interest for relevant Due Period                  $          752,356.72
                        c.  Collateral/Class D Interest Shortfall (a less b)                   $                0.00
                        d.  Collateral/Class D Additional Interest                             $                0.00



        Determination of Monthly Principal

        40.  Class A Monthly Principal (pursuant to section 4.4a):
                    (X).a.  Fixed Allocation Percentage of Principal Receivable
                            Collections + Shared - Reallocted Coll. Applied                    $          256,246.25
                    (Y).a.  Controlled Accumulation Amount                                     $                0.00
                        b.  Deficit Controlled Accumulation Amount                             $                0.00
                        c.  Controlled Deposit Amount                                          $                0.00
                    (Z).a.  Class A Invested Amount                                            $      216,000,000.00
             Class A Monthly Principal (the least of x,y,z)                                    $                0.00

        41.  Class B Monthly Principal (pursuant to section 4.4b)
             (distributable only after payout of Class A)
                    (X).a.  Fixed Allocation Percentage of Principal Receivable
                            Collections + Shared - Reallocted Collections
                            Applied - Class A Monthly Principal Applications                   $          256,246.25
                    (Y).a.  Controlled Accumulation Amount                                     $                0.00
                        b.  Deficit Controlled Accumulation Amount                             $                0.00
                        c.  Controlled Deposit Amount                                          $                0.00
                    (Z).a.  Class B Invested Amount                                            $       30,000,000.00
             Class B Monthly Principal (the least of x,y,z)                                    $                0.00

        42.  Collateral Monthly Principal
                        a.  pursuant to 4.4c (i) prior to occurrence of
                            Early Amortization or payment in full of the
                            Class B Investor Amount (optional)                                 $                0.00
                        b.  pursuant to 4.4c (ii) prior to occurrence of
                            Early Amortization or payment in full of the
                            Class B Investor Amount                                            $                0.00


        Available Funds

        43.  Class A Available Funds
                        a.  Class A Finance Charge allocation (line 29a)                       $        3,009,426.86
                        b.  Prior to Class B Principal Commencement Date, the
                            amount of Principal Funding Investment Proceeds for
                            such prior Due Period                                              $                0.00
                        c.  Any amount of Reserve Account withdrawn and
                           included in Class A Available Funds (section 4.14d)                 $                0.00
                        d.  Class A Available Funds (sum a-c)                                  $        3,009,426.86

        44.  Class B Available Funds
                        a.  Class B Finance Charge allocation (line 29b)                       $          417,975.95
                        b.  On or After Class B Principal Commencement Date, the
                            amount of Principal Funding Investment Proceeds for
                            such prior Due Period                                              $                0.00
                        c.  Any amount of Reserve Account withdrawn and
                           included in Class B Available Funds (section 4.14d)                 $                0.00
                        d.  Class B Available Funds (sum a-c)                                  $          417,975.95

        45.  Collateral Available Funds:
                        a.  Collateral Finance Charge allocation (line 29c)                    $          543,368.74

        46.  Class D Available Funds
                        a.  Class D Finance Charge allocation (line 27d)                       $          208,987.98


        Reallocated Principal Collections

        47.  Class D Subordinated Principal Collections (to the extent                         $                0.00
             needed to fund Required Amounts)

        48.  Collateral Subordinated Principal Collections (to the extent                      $                0.00
             needed to fund Required Amounts)

        49.  Class B Subordinated Principal Collections (to the extent                         $                0.00
             needed to fund Required Amounts)

        50.  Total Reallocated Principal Collections                                           $                0.00
                                                                                                                0.00

        Investor Default Amounts

        51.  Class A Investor Default Amount                                                   $        1,226,609.59
                                                                                               %                8.40%

        52.  Class B Investor Default Amount                                                   $          170,362.44
                                                                                               %                8.40%

        53.  Collateral Investor Default Amount                                                $          221,471.18
                                                                                               %                8.40%

        54.  Class D Investor Default Amount                                                   $           85,181.22
                                                                                               %                8.40%

        55.  Aggregate Investor Default Amount                                                 $        1,703,624.43
                                                                                               %                8.40%

        Allocable Amounts for Series 1996-1

        56.  The Allocable Amount for Series 1996-1 as of the end of the
             relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
                  Class A                                                                      $        1,226,609.59
                  Class B                                                                      $          170,362.44
                  Class C                                                                      $          221,471.18
                  Class D                                                                      $           85,181.22
             Aggregate Allocable Amount                                                        $        1,703,624.43


        Required Amounts for Series 1996-1

        57.  Class A Required Amount (section 4.5a)
                        a.  Class A Monthly Interest for current Distribution
                            Date                                                               $          857,990.57

                        b.  Class A Monthly Interest previously due but not
                            paid                                                               $                0.00
                        c.  Class A Additional Interest for prior Due Period
                            or previously due but not paid                                     $                0.00
                        d.  Class A Investor Allocable Amount                                  $        1,226,609.59
                        e.  Class A Servicing Fee (if FNANB is no longer
                            servicer)                                                          $                0.00
                        f.  Class A Available Funds                                            $        3,009,426.86
                        g.  Class A Required Amount (sum of a-e minus f)                       $                0.00

        58.  Class B Required Amount (section 4.5b)
                        a.  Class B Monthly Interest for current Distribution
                            Date                                                               $          123,621.61

                        b.  Class B Monthly Interest previously due but not
                            paid                                                               $                0
                        c.  Class B Additional Interest for prior Due Period
                            or previously due but not paid                                     $                0
                        d.  Class B Servicing Fee (if FNANB is no longer
                            servicer)                                                          $                0
                        e.  Class B Available Funds                                            $          417,975.95
                        f.  Excess of Class B Allocable  Amount over
                            funds available to make payments (section 4.8d)                    $                0.00
                        g.  Class B Required Amount ((sum of a-d) minus e                      $
                            plus f)                                                                             0.00

        59.  Collateral/Class D Required Amount (section 4.5c,d)
                        a.  Collateral/Class D Monthly Interest for current
                            Distribution date                                                  $          229,493.89
                        b.  Collateral/Class D Monthly Interest previously
                            due but not paid                                                   $                0.00
                        c.  Collateral/Class D Additional Interest for prior
                            Due Period or previously due but not paid                          $                0.00
                        d.  Collateral/Class D Servicing Fee (if FNANB is
                            no longer servicer)                                                $                0.00
                        e.  Collateral/Class D Available Funds                                 $          752,356.72
                        f.  Excess of Collateral/Class D Allocable Amount
                            over funds available to make payments                              $                0.00
                        g.  Collateral/Class D Required Amount ((sum of
                            a-d) minus e plus f)                                               $                0.00


        Investor Charge-Offs

        60.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
             Amount and Class D Invested Amount
                        a.  Class A                                                            $                0
                        b.  Class B                                                            $                0
                        c.  Collateral Indebtedness Amount                                     $                0
                        d.  Class D                                                            $                0

        61.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
             Invested Amount
                        a.  Class B                                                            $                0
                        b.  Collateral Indebtedness Amount                                     $                0
                        c.  Class D                                                            $                0

        62.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                        a.  Collateral Indebtedness Amount                                     $                0
                        b.  Class D                                                            $                0


        Servicing Fee
             (2% of total Invested Amount)
        63.  Class A Servicing Fee for the relevant Due Period                                 $          270,000.00

        64.  Class B Servicing Fee for the relevant Due Period                                 $           37,500.00

        65.  Collateral Servicing Fee for the relevant Due Period                              $           48,750.00

        66.  Class D Servicing Fee for the relevant Due Period                                 $           18,750.00


        Enhancement
                   (18% of total Invested Amount)
        67.  Required Enhancement Amount
                        a. Invested Amount as of the last day of relevant Due
                            Period                                                             $      225,000,000.00
                        b.  Required Enhancement Amount (line a times 18%)                             40,500,000.00

        68.  Enhancement Surplus
                        a.  Amount on Deposit in the Cash Collateral Account                   $                0.00
                        b.  Collateral Indebtedness Amount                                     $       29,250,000.00
                        c.  Class D Invested Amount                                            $       11,250,000.00
                        d.  Required Enhancement Amount                                        $       40,500,000.00
                        e.  Enhancement Surplus ((sum of a-c)less d)                           $                0.00
                        f.  Enhancement deficiency, deposit excess Finance
                            Charge to Cash Collateral Account                                  $                0.00

        Reserve Account

        69.  Lowest historical 3 month average Portfolio Yield less 3 month
             average Base Rate (must be > 4%, or line 70 will adjust accordingly)              %                4.70%

        70.  Reserve Account Funding Date (based on line 69)                                                   08/15/00

        71.  Required Reserve Account Amount (after the Reserve Account
             Funding Date, 0.5% times the Class A Investor Amount)                             $          810,000.00

        72.  Available Reserve Account Amount
                        a.  Amount of deposit in the Reserve Account on the
                            relevant Distribution Date                                         $                0.00
                        b.  Required Reserve Account Amount (line 71)                          $          810,000.00
                        c.  Available Reserve Account Amount                                   $                0.00


        Principal Funding Account

        73.  Principal Funding Account Balance as of prior Distribution Date                   $                0.00

        74.  Deposit to the Principal Funding Account on the current
             Distribution Date                                                                 $                0.00

        75.  Withdrawal from the Principal Funding Account on the Current
             Distribution Date                                                                 $                0.00

        76.  Principal Funding Account Balance as of the current
             Distribution Date                                                                 $                0.00

        LIBOR Determination

        77.  LIBOR Determination date for the relevant Due Period                                      13-Dec-97

        78.  LIBOR rate for the relevant Due Period                                            %                5.980%


        79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.